UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
RENAISSANCE CAPITAL GREENWICH FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

RENAISSANCE CAPITAL GREENWICH FUNDS
On behalf of its series
Renaissance IPO ETF and
Renaissance International IPO ETF
165 Mason Street
Greenwich, CT 06830
June 7, 2021
Dear Shareholder:
We are writing to inform you of the upcoming Special Joint Meeting of Shareholders (the “Meeting”) of Renaissance Capital Greenwich Funds (the “Trust”) on behalf of its series, the Renaissance IPO ETF and the Renaissance International IPO ETF, scheduled to be held at 11:00 a.m. Eastern Time on
Friday, July 23, 2021 in a virtual meeting format. To attend the Meeting you will need to register online at the following website, https://viewproxy.com/RenaissanceCapital/broadridgevsm/. A Notice of Meeting of Shareholders, Proxy Statement regarding the Meeting, Proxy Card for your vote, and postage-paid envelope in which to return your Proxy Card, are enclosed.
The matter on which you, as a shareholder of one or both series of the Trust (the “Funds”), are being asked to vote is the election of four (4) Trustee nominees (each, a “Nominee”) to the Trust’s Board of Trustees (the “Board”). The Board unanimously recommends that you vote “FOR” the election of each Nominee to the Board. This proposal is discussed in more detail in the Proxy Statement, which you should read carefully.
Please exercise your right to vote by completing, dating and signing the enclosed Proxy Card for Renaissance IPO ETF or Renaissance International IPO ETF. A self-addressed, postage-paid envelope has been enclosed for your convenience.
Thank you for taking the time to consider this important proposal and for your continuing investment in the Funds.
Respectfully,

Kathleen Shelton Smith
Secretary

RENAISSANCE CAPITAL GREENWICH FUNDS
On behalf of its series
Renaissance IPO ETF and
Renaissance International IPO ETF
165 Mason Street
Greenwich, CT 06830
NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
June 7, 2021
To the Shareholders of Renaissance Capital Greenwich Funds:
NOTICE IS HEREBY GIVEN that the Special Joint Meeting of Shareholders (the “Meeting”) of Renaissance Capital Greenwich Funds (the “Trust”), on behalf of its series, the Renaissance IPO ETF and the Renaissance International IPO ETF (each a “Fund” and together the “Funds”), will be held at 11:00 a.m. Eastern Time on Friday, July 23, 2021, in a virtual meeting format. To attend the Meeting you will need to register online at the following website, https://viewproxy.com/RenaissanceCapital/broadridgevsm/. The Meeting will be held for the following purposes:
1.	To elect four (4) Trustees to the Board of Trustees of the Trust (the “Board”); and
2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.
The Board has fixed the close of business on May 28, 2021 as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.
You are cordially invited to virtually attend the Meeting. Shareholders who do not expect to virtually attend the Meeting are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed Proxy Card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote at the Meeting if you choose to virtually attend. The enclosed proxy is being solicited by the Board.
The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. Further information regarding the purpose of the Meeting is included in the accompanying Proxy Statement dated June 7, 2021. Shareholders of record on the Record Date for the Meeting may participate in and vote at the Meeting on the Internet by virtual means. To participate in the Meeting, shareholders must register in advance by visiting https://viewproxy.com/RenaissanceCapital/broadridgevsm/ and following the directions for submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy tabulator, no later than

5:00 p.m., Eastern Time, on July 22, 2021. Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof, even if they are no longer shareholders of a Fund. Proxies are being solicited on behalf of the Board.
Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m., Eastern Time, on July 22, 2021, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/RenaissanceCapital/
broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.
After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password required to access the Meeting. Shareholders may vote before or during the Meeting at proxyvote.com. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON JULY 23, 2021: This Notice, the Proxy Statement and the Proxy Card(s) are available on the Internet free of charge at http://www.proxyvote.com.
By order of the Board,

Kathleen Shelton Smith
Secretary

RENAISSANCE CAPITAL GREENWICH FUNDS
ON BEHALF OF ITS SERIES
RENAISSANCE IPO ETF AND
RENAISSANCE INTERNATIONAL IPO ETF
165 MASON STRRET
GREENWICH, CT 06830
PROXY STATEMENT
SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 23, 2021
Introduction
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” and each member of the Board, a “Trustee”) of Renaissance Capital Greenwich Funds (the “Trust”) for voting at the Special Joint Meeting of Shareholders (the “Meeting”) of each series of the Trust listed above (each, a “Fund” and collectively, the “Funds”) to be held at 11:00 a.m. (Eastern time) on Friday, July 23, 2021 in a virtual meeting format. To attend the Meeting, and any and all adjournments thereof, you will need to register online at the following website, https://viewproxy.com/
RenaissanceCapital/broadridgevsm/. This Proxy Statement and the accompanying materials are being mailed by the Board on or about June 7, 2021. The Meeting is being held for the following purposes:
1.	To elect four (4) Trustees to the Board; and
2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.
At the Meeting, shareholders of the Funds will be asked to vote on the proposal to elect four (4) nominees (the “Nominees”) to the Board (the “Proposal”). The Board knows of no business, other than that specifically mentioned in the Notice, which will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.
Voting Information
Record Date; Shareholders Entitled to Vote
The Board has fixed the close of business on May 28, 2021 as the record date (the “Record Date”) for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. Shareholders of the Funds are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. On the Record Date, there were 9,050,000 shares of the Renaissance IPO ETF and 1,000,001 shares of the Renaissance International IPO ETF outstanding.
Solicitation of Proxies
This solicitation of proxies is being made by and on behalf of the Board, and the cost of preparing, printing and mailing this Proxy Statement, the Notice and the accompanying Proxy Card and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone or e-mail, will be paid by the Trust. The Trust will reimburse banks, brokers, and other persons holding the Funds’ shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.
Revocation of Proxies
Giving your proxy does not affect your right to attend and vote at the Meeting. Any shareholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail by following the process described on the Proxy Card or by indicating your intent to revoke your proxy during the virtual Meeting and proceeding to vote at the Meeting. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form, provided separately, or contact your bank, broker, or other financial institution for instructions on how to change or revoke your vote.
Quorum; Adjournment
A quorum of shareholders is required to take action at this Annual Meeting of Shareholders. For purposes of this Meeting, a quorum is present to transact business on a proposal if the holders of at least thirty-three and a third percent (33 1/3%) of the outstanding shares of the Trust entitled to vote on the proposal are present or represented by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting.
If a quorum is not present at the Meeting or if a quorum is present at the Meeting but sufficient votes in favor of the Proposal are not received, the Meeting may be adjourned to permit further solicitation of proxies. The affirmative vote of a majority of the votes properly cast will be sufficient for an adjournment. The persons named as proxies will vote in favor of an adjournment those shares which they are entitled to vote which have voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those proxies marked as withheld (sometimes referred to as abstentions). An adjournment may be held within a reasonable time after the date set for the

Meeting without the necessity of further notice. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.
All properly executed proxies received in time for the Meeting will be treated as present for quorum purposes and will be voted as specified in the proxy or, if no specification is made, for the election of each Nominee as described in this Proxy Statement. In determining whether shareholders have elected a Nominee to the Board, votes withheld and broker non-votes, if any, will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Accordingly, votes withheld and broker non-votes will have no effect on the election of a Nominee.
Required Vote
The election of each Nominee to the Board requires the affirmative vote of the holders of a plurality of the Trust’s shares present or represented by proxy at the Meeting, meaning that to be elected, the Nominee must be one of the four (4) Nominees receiving the most “FOR” votes because four Nominees will be elected. Unless otherwise instructed, the proxy holders intend to vote the proxies received by them for the Nominees. A vote requiring a plurality to elect Nominees to the Board means that the Nominees receiving the largest number of votes cast will be elected to fill the available positions for the Trust and a Nominee may be elected even if he or she receives the affirmative vote of less than a majority of the outstanding shares of the Trust voting. Because the Nominees are running unopposed, all Nominees are expected to be elected, as all Nominees who receive votes in favor will be elected while votes withheld or abstentions have no effect on the outcome of this Proposal.
Availability of Shareholder Reports
The Trust will furnish, without charge, copies of its most recent annual report and semi-annual reports succeeding such annual report, if any, to any shareholder requesting such a report. Requests for an annual or semi-annual report should be made in writing to Renaissance Capital LLC, 165 Mason Street, Greenwich, Connecticut 06830, by accessing the Trust’s website at www.renaissancecapital.com or by calling 1-866-486-6645. To avoid sending duplicate copies of materials to households, please note that only one annual or semi-annual report or Proxy Statement or Notice, as applicable, may be delivered to two or more shareholders of the Trust who share an address, which is commonly referred to as “householding”, unless the Trust has received instructions to the contrary. Upon request, the Trust will mail a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was mailed. Any shareholder who wishes to receive a separate Proxy Statement, or who currently receives multiple copies of Trust documents and would like to receive only one, should make the request in writing to Renaissance Capital LLC, 165 Mason Street, Greenwich, Connecticut 06830, by accessing the Trust’s website at www.renaissancecapital.com or by calling 1-866-486-6645.
IMPORTANT INFORMATION
The Proxy Statement discusses important matters affecting the Trust. Please take the time to read the Proxy Statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and Proxy Card by contacting Renaissance Capital Greenwich Funds, 165 Mason Street, Greenwich, Connecticut 06830. However, if you are a beneficial holder, you must contact your bank or broker for a new voting instruction form. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail, simply fill out the Proxy Card and return it in the enclosed postage-paid reply envelope. Please do not return your Proxy Card if you vote by telephone or Internet. To vote at the Meeting, virtually attend the Meeting and cast your vote. You must properly register online by visiting the following website, https://viewproxy.com/RenaissanceCapital/
broadridgevsm/.

PROPOSAL 1: ELECTION OF TRUSTEES
Background
At a duly constituted meeting of the Board held on May 14, 2021, the Board determined to nominate a new Trustee, Deborah Fuhr, to the Board. In addition, the Board has nominated the existing Trustees who are not “interested person(s)” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board has also nominated existing Trustee, Ms. Kathleen Shelton Smith, who is deemed to be an “interested person” of the Board as defined in the 1940 Act (the “Interested Trustee”), for election by shareholders at the Meeting.
All of the Nominees have consented to serving (or continuing to serve) as Trustee if elected. If any Nominee is unable to serve due to an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating Committee of the Board. Each Nominee, if elected, will hold office during the lifetime of the Trust and until its termination unless such Nominee dies, resigns, retires, or is removed.
Nominee Information
The Trust’s Board of Trustees is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Trust achieve its investment objective while acting in the best interests of the Trust’s shareholders. As noted in the table below, the Nominees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, corporate management, education, and investment management.
The Board believes that each particular Nominee’s financial and business experience gives him or her the qualifications and skills to serve as a Trustee. The Board has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Greene has significant business and financial experience, particularly in the investment management industry, where he has over 30 years of experience with trading and markets through his involvement with the American Investors Fund and service as a board member of an investment trust; Mr. Auch has over 30 years of capital markets origination, investment sales management, financial product marketing and executive development expertise at several major Wall Street firms, an affiliate of NBC and an executive search firm; Ms. Smith has management and financial expertise, including over 30 years of experience working with initial public offerings as an investment banker and portfolio manager and service as Chairman, Chief Compliance Officer and Treasurer of various businesses of Renaissance Capital LLC (the “Adviser”), including Renaissance Capital International LLC; and Ms. Fuhr possesses in-depth knowledge of the evolution of the global exchange-traded fund (“ETF”) industry including product development, distribution channels and marketing trends over the past 24 years. She brings experience as an independent trustee of an ETF board, and prior to founding a leading ETF consulting and research firm in 2012, she led the ETF investment strategy group at a major asset manager and major brokerage firm. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Information about the Nominees and Trustees, including their business addresses, ages and principal occupations during the past five years, and other current directorships, are set forth in the table below. A Nominee and/or Trustee is deemed to be “independent” to the extent the individual is not an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.
Name, address and Birth Year(a)	Position(s) Held with Trust	Year First Elected as Trustee of the Trust(b)	Principal Occupation(s) or Employment During Past Five Years	Number of Portfolios in Fund Complex Overseen (c)	Other Directorships Held By Trustee During Past Five Years
Current Independent Trustee Nominees
Warren K. Greene 1936	Trustee	1997	President – American Investors Fund, LLC (July 2006-Present)	2	None
Walter E. Auch, Jr. 1945	Trustee	2013	Managing Director – Sophis Investments LLC (2018-Present); Senior Vice President, H.J. Sims & Co., Inc. (2013-2016)	2	None
New Independent Trustee Nominee
Deborah Fuhr 1959	Trustee	N/A	Co-Founder and Managing Partner - ETFGI LLP (February 2012 – Present); Co-Founder and Board Member - Women in ETFs (2014 to present); Co-founder and Board Member - Women in ETFs Europe Limited (2015 to present)	2	Syntax ETF Trust (3 funds) (2018 – Present)
Current Interested Trustee Nominee
Kathleen Shelton Smith, 1954	Interested Trustee, Chairman, Secretary, Treasurer and Chief Compliance Officer	1997	Chairman, Chief Compliance Officer, and Secretary of Renaissance Capital LLC and Renaissance Capital International, LLC	2	None
(a)	The address for each Trustee, officer and new Independent Trustee nominee is 165 Mason Street, Greenwich, CT 06830.
(b)	Each Trustee serves until resignation, death, retirement or removal.
(c)	The Fund Complex currently consists of the Funds.

The Board of Trustees and its Leadership Structure.
The Board has an Audit Committee consisting of two Trustees who are Independent Trustees. Messrs. Greene and Auch currently serve as members of the Audit Committee and Mr. Greene has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Greene is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the fiscal year ended September 30, 2020, there were two Audit Committee meetings.
The Board has a Nominating Committee consisting of two Trustees who are Independent Trustees. Messrs. Greene and Auch currently serve as members of the Nominating Committee. Mr. Auch is the Chairman of the Nominating Committee. The Nominating Committee has the responsibility to select and nominate persons for election or appointment by the Board as Independent Trustees of the Trust. During the fiscal year ended September 30, 2020, there was one Nominating Committee meeting.
The Nominating Committee has a charter to govern its activities. The Nominating Committee Charter is available to shareholders on the Funds’ website www.renaissancecapital.com. Under the charter, the Committee will consider recommendations for nominees from Fund shareholders if a nomination submission is sent to the Secretary of the Trust at the Trust’s principal office at 165 Mason Street, Greenwich, CT 06830. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of trustees, as well as information the Committee considers sufficient to evaluate a potential nominee including, but not limited to, (i) the character and integrity of the person; (ii) whether or not the person is qualified under applicable laws and regulations to serve as a Trustee; (iii) whether or not the person has any relationships that might impair his or her service on the Board; (iv) whether nomination of the person would be consistent with Trust policy and applicable laws and regulations regarding the number and percentage of Independent Trustees on the Board; (v) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related trust complexes; (vi) whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee; (vii) the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; and (viii) whether or not the person has the ability to apply sound and independent business judgment and would act in the interests of the Trust and its shareholders. The Committee may consider these same factors, among others it may deem relevant, when evaluating any person the Nominating Committee recommends as a potential nominee to serve as a Trustee. The Committee does not have any specific minimum qualifications that must be met by a Nominating Committee-recommended nominee for a position on the Board. The Nominating Committee has not adopted any specific policy on the issue of diversity but will take diversity into account, among other factors, in its consideration of new candidates for the Board.
Shareholder nomination submissions must be accompanied by a written and signed consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. Additional information must be provided regarding the recommended nominee, as may be reasonably requested by the Committee, in a timely manner. Shareholder recommendations not properly submitted in accordance with these procedures will not be considered by the Committee. It shall be in the Committee’s sole discretion whether to seek corrections of a deficient nominee candidate submission or to exclude a candidate from consideration.
If elected, Ms. Fuhr would serve as a member of both the Audit Committee and the Nominating Committee.
Ms. Fuhr was recommended to the Nominating Committee for inclusion on the Trust’s proxy card by an executive officer of the Trust’s investment adviser who also serves as an executive officer and Interested Trustee of the Trust. As a nominee approved by the Nominating Committee of the Trust, Ms. Fuhr was recommended by an executive officer and owner of the Trust’s investment adviser who also serves as an executive officer and Interested Trustee of the Trust.
The Independent Trustees have the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee; and (v) review and assess, from time to time, the performance of the committees of the Board and report the results to the Board.
The Board is comprised of three individuals, one of whom, Ms. Smith, is an “interested person” as defined in the 1940 Act. The other two Trustees, Messrs. Greene and Auch, are not “interested persons.” The Chairman of the Board, Ms. Smith, is an Interested Trustee. The Board does not have a lead independent trustee as it believes that it is beneficial to have a representative of the Adviser as its Chairman. Ms. Smith is also Chairman, Chief Compliance Officer, and Secretary of the Adviser. Accordingly, the Board believes her participation in the deliberations of the Board helps assure that the Board decisions are informed and appropriate and are accurately communicated to and implemented by the Adviser. If elected, Ms. Fuhr would not be an “interested person”.
The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Adviser and other service providers with respect to services provided to each Fund, the potential conflicts of interest that could arise from these relationships and the risks that a Fund may face. The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing each Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. The Board reviews its structure regularly to help ensure that such structure remains appropriate as to the business and operations of each Fund, and the environment in which the Fund operates.
As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost- effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.
The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The

Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Adviser, and the affiliates of the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks.
Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.
Shareholders wishing to communicate with the Board may do so by sending a written communication to William K. Smith, the President of the Trust, 165 Mason Street, Greenwich, Connecticut 06830 who will forward the communication on to the individual Trustee or each Board member as applicable.
During the fiscal year ended September 30, 2020, the Board held five meetings. Each Trustee attended more than 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all Committees of the Board on which they served.
Compensation of Trustees
During the fiscal year ended September 30, 2020, the Trust did not pay any salaries directly to officers but paid an investment advisory fee to Renaissance Capital LLC. The following information relates to compensation paid to the Trustees. For the fiscal year ended September 30, 2020, the Trust paid each Independent Trustee a fee of $500 per meeting and $1,000 each quarter. Beginning January 1, 2021, the Trust pays each Independent Trustee a fee of $1,000 per meeting and $1,500 each quarter. The Independent Trustees received total Trustees’ fees of $12,000 from the Trust for the fiscal year ended September 30, 2020. Each such Independent Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

The table below shows the compensation paid to the Trustees by the Trust for the fiscal year ending September 30, 2020. Annual Trustee fees may be reviewed periodically and changed by the Independent Trustees.
Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex Paid to Trustee (a)
Warren K. Greene	$6,000	None	None	$6,000
Walter E. Auch, Jr.	$6,000	None	None	$6,000
Kathleen Shelton Smith (b)	None	None	None	None
(a)	The “Fund Complex” currently consists of the Funds.
(b)	“Interested person” under the 1940 Act.
Share Ownership
For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.
Name of Trustee or Nominee	Dollar Range of Equity Securities in Renaissance IPO ETF (As of April 30, 2021)	Dollar Range of Equity Securities in Renaissance International IPO ETF (As of April 30, 2021)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of April 30, 2021)
Warren K. Greene, Trustee	None	$1-$10,000	$1-$10,000
Walter E. Auch, Jr., Trustee	None	$1-$10,000	$1-$10,000
Deborah Fuhr, Nominee	None	None	None
Kathleen Shelton Smith, Interested Trustee	>$100,000	>$100,000	>$100,000
As to each Independent Trustee or nominee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of a Fund as of April 30, 2021.

Executive Officers of the Trust
The following information relates to the executive officers of the Trust who are not Trustees of the Trust.
Name, Address and Birth Year (a)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen (b)	Other Directorships Held By Trustee During Past Five Years
William K. Smith 1951 (c)	President	Since December 1997	President, Chief Executive Officer, Treasurer, and Director of Renaissance Capital LLC and Renaissance Capital International, LLC	2	None
(a)	The address for the officer is 165 Mason Street, Greenwich, CT 06830.
(b)	The Fund Complex currently consists of the Funds.
(c)	Mr. Smith is the spouse of Kathleen Shelton Smith.
THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
VOTE “FOR” THE NOMINEES.

GENERAL INFORMATION
Investment Adviser
Renaissance Capital LLC maintains its principal office at 165 Mason Street, Greenwich, Connecticut 06830. Renaissance Capital LLC is a Delaware limited liability company that has been in the investment advisory business since 1998 and has served as the Funds’ investment adviser since the Funds’ inception. No Independent Trustee owns, beneficially or of record, interests of the Adviser or any entity under common control with the Adviser.
Administrator
State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator for the Trust pursuant to an administration agreement.
Distributor
Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the principal underwriter and distributor for the Trust pursuant to a distribution agreement.
Independent Registered Public Accounting Firm
The Board of Trustees, including a majority of the Independent Trustees, has selected Tait, Weller & Baker LLP (“Tait”) to serve as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2021. The employment of such firm is conditioned upon the right of the Trust, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty. Tait has served as the independent registered public accounting firm for the Trust since December 19, 1997. Representatives of Tait are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.
Audit Fees. The aggregate fees billed for the last two fiscal years for professional services rendered by Tait to the Trust for the audit of the Trust’s annual financial statements or services normally provided by Tait in connection with statutory and regulatory filings or engagements for those fiscal years are set forth below.
Year ended September 30, 2020	$26,000
Year ended September 30, 2019	$26,000
Audit-Related Fees. There were no fees billed for the last two fiscal years for assurance and related services rendered by Tait to the Trust that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under Audit Fees above.

There were no fees billed for the last two fiscal years for assurance and related services rendered by Tait to the Adviser that are reasonably related to the performance of the audit of the Trust’s financial statements that were required to be pre-approved by the Audit Committee.
Tax Fees. The aggregate fees billed for the last two fiscal years for professional services rendered by Tait to the Trust for tax return preparation are set forth below.
Year ended September 30, 2020	$5,000
Year ended September 30, 2019	$5,000
There were no fees billed for the last two fiscal years for professional services rendered by Tait to the Adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as required are set forth below.
All Other Fees. There were no fees billed for the last two fiscal years for products and services provided by Tait to the Trust, other than the services reported herein.
There were no fees billed for the last two fiscal years for products and services provided by Tait to the Adviser that were required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
Aggregate Non-Audit Fees. The aggregate non-audit fees billed by the Trust's accountant for services rendered to the Trust are set forth below.
Year ended September 30, 2020	$5,000
Year ended September 30, 2019	$5,000
The Trust’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Trust. The Trust’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Trust, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.
The Audit Committee has not needed to consider whether the provision of non-audit services, including tax-related services, that were rendered to the Adviser, or to any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds, and that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining Tait’s independence as no such non-audit services were provided by Tait.

OTHER MATTERS
The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.
Submission of Shareholder Proposals
The Trust is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Because the Trust does not hold annual shareholder meetings, the anticipated date of the next shareholders’ meeting cannot be provided. Although the Trust has not adopted a specific process regarding shareholder proposals, any shareholder intending to submit a proposal to be presented at a meeting of shareholders may transmit such proposal to the Trust (addressed to Renaissance Capital Greenwich Funds, c/o William K. Smith, the President of the Trust, 165 Mason Street, Greenwich, Connecticut 06830) to be received within a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that proxy statement relating to such meeting. Whether a shareholder proposal is included in a proxy statement will be determined in accordance with applicable federal and state law. The timely submission of a proposal does not guarantee its inclusion.

Security Ownership of Shareholder Proposals
A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Funds. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund is presumed to control the Fund. A control person can have a significant impact on the outcome of a shareholder vote. As of April 30, 2021, the following shareholders are known by the Funds to own of record or to beneficially own 5% or more of the outstanding shares of a Fund:
Renaissance IPO ETF
Name	Address	Percentage Ownership
National Financial Services LLC	640 Fifth Avenue, New York, NY 10019	25.66%
Charles Schwab & Co., Inc.	PO Box 64930, Phoenix, AZ 85082-4930	17.07%
TD Ameritrade Clearing, Inc.	200 South 108th Avenue, Omaha, NE 68154	9.92%
Citibank, NA	388 Greenwich Street, New York, NY 10022	6.10%
Renaissance International IPO ETF
Name	Address	Percentage Ownership
TD Ameritrade Clearing, Inc.	200 South 108th Avenue, Omaha, NE 68154	17.47%
Charles Schwab & Co., Inc.	PO Box 64930, Phoenix, AZ 85082-4930	16.73%
National Financial Services LLC	640 Fifth Avenue, New York, NY 10019	16.34%
J.P. Morgan Securities LLC	3 Chase Metrotech Center, Brooklyn, NY 11245-0001	7.44%
Citibank, NA	388 Greenwich Street, New York, NY 10022	5.89%
BofA Securities, Inc.	One Bryant Park, New York, NY 10036	5.10%

Legal Proceedings
There are no material pending legal proceedings to which any Nominee, Trustee or affiliated person of such Nominee or Trustee is a party adverse to the Trust or any of their affiliated persons or has a material interest adverse to the Trust or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee, Trustee or executive officer of the Trust within the past ten years.
By order of the Board,

Kathleen Shelton Smith Secretary
June 7, 2021
Please complete, date and sign the enclosed Proxy Card, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. You may also vote your proxy by telephone or over the Internet.

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D54434-S24743

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF TRUSTEES. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

1. Election of Trustees:

01) Warren K. Greene
02) Walter E. Auch, Jr.
03) Deborah Fuhr
04) Kathleen Shelton Smith

2. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THANK YOU FOR VOTING

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED.
The signer(s) acknowledge(s) receipt with the Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear(s) on this Proxy above. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for this Special Joint Meeting of Shareholders to Be Held on July 23, 2021. The proxy statement for this meeting is available at: www.proxyvote.com

D54435-S24743

Renaissance IPO ETF

PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON JULY 23, 2021

The undersigned Shareholder(s) of above named fund ("the Fund"), a series of Renaissance Capital Greenwich Funds, hereby appoint(s) William K. Smith and Debra Stone (each with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Joint Meeting of Shareholders to be held virtually on July 23, 2021 at 11:00 a.m. Eastern Time, and at any postponements or adjournments thereof ("Special Joint Meeting"), to vote all of the shares of the Fund that the undersigned would be entitled to vote if personally present at the Special Joint Meeting and on any other matters properly brought before the Special Joint Meeting, all as set forth in the Proxy Statement for the Special Joint Meeting of Shareholders.

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D54436-S24743

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF TRUSTEES. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

1. **Election of Trustees:**

    01) Warren K. Greene
    02) Walter E. Auch, Jr.
    03) Deborah Fuhr
    04) Kathleen Shelton Smith

2. **In their discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjournments or postponements thereof.**

THANK YOU FOR VOTING

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
The signer(s) acknowledge(s) receipt with the Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear(s) on this Proxy above. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for this Special Joint Meeting of Shareholders to Be Held on July 23, 2021. The proxy statement for this meeting is available at: www.proxyvote.com

D54437-S24743

Renaissance International IPO ETF

PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON JULY 23, 2021

The undersigned Shareholder(s) of above named fund ("the Fund"), a series of Renaissance Capital Greenwich Funds, hereby appoint(s) William K. Smith and Debra Stone (each with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Joint Meeting of Shareholders to be held virtually on July 23, 2021 at 11:00 a.m. Eastern Time, and at any postponements or adjournments thereof ("Special Joint Meeting"), to vote all of the shares of the Fund that the undersigned would be entitled to vote if personally present at the Special Joint Meeting and on any other matters properly brought before the Special Joint Meeting, all as set forth in the Proxy Statement for the Special Joint Meeting of Shareholders.

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.